                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         WHEREAS, Daugherty Resources, Inc., a British Columbia corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Form 10-QSB, for the fiscal quarter ended March 31, 2001, a draft of which has been previously reviewed by the undersigned (the "Form 10-QSB"), together with any and all exhibits and other documents having relation to the Form 10-QSB;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint William S. Daugherty and D. Michael Wallen, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form 10-QSB, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form 10-QSB and any and all other documents (including, without limitation, any amendments to the Form 10-QSB or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of May 2001.

                              /s/ James K. Klyman
                              -------------------
                              JAMES K. KLYMAN

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


         WHEREAS, Daugherty Resources, Inc., a British Columbia corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Form 10-QSB, for the fiscal quarter ended March 31, 2001, a draft of which has been previously reviewed by the undersigned (the "Form 10-QSB"), together with any and all exhibits and other documents having relation to the Form 10-QSB;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint William S. Daugherty and D. Michael Wallen, and each of them
severally,   as  his  true  and  lawful   attorneys-in-fact  and  agents,  with
full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form 10-QSB, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form 10-QSB and any and all other documents (including, without limitation, any amendments to the Form 10-QSB or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of May 2001.



                                       /s/ Charles L. Cotterell
                                       --------------------------------
                                       CHARLES L. COTTERELL